UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2005

Cooper Cameron Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-513-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2005, Cooper Cameron Corporation (the "Company") and certain of our subsidiaries, Cooper Cameron (U.K.) Limited, Cameron GmbH, Cooper Cameron (Singapore) Pte. Ltd., Cooper Cameron Canada Corp., and Cooper Cameron (Luxembourg) SARL, entered into a $350 million revolving credit facility (the "Credit Agreement") which is attached as an exhibit hereto and incorporated herein by reference. The banks and other financial institutions that are parties to the Agreement are identified in the exhibit hereto.

The Credit Agreement has a term of five years, expiring October 12, 2010, and replaces the Company's previous $200 million revolving credit agreement, which was scheduled to expire on December 12, 2007. The Company's previous revolving credit agreement was filed as Exhibit 10.31 to its Annual Report on Form 10-K for 2003. The Credit Agreement will provide the Company sufficient liquidity to finance working capital needs and for other general corporate purposes, including, but not limited to, acquisition, repurchases of Company stock, repayment of debt and issuances of letters of credit.

The Credit Agreement is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The Company's $200 million revolving credit agreement, filed as Exhibit 10.31 to to its Annual Report on Form 10-K for 2003 was terminated as of October 12, 2005.

Item 9.01 Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 10.1 Credit Agreement dated as of October 12, 2005, among Cooper Cameron Corporation, Cooper Cameron (U.K.) Limited, Cameron GmbH, Cooper Cameron (Singapore) Pte. Ltd., Cooper Cameron Canada Corp., Cooper Cameron (Luxembourg) SARL, JPMorgan Chase Bank, N.A., as Administrative Agent and L/C Issuer, Calyon New York Branch, as Syndication Agent, the Lenders (defined in the Credit Agreement), and ABN AMRO Bank N.V., Citibank, N.A., and The Royal Bank of Scotland plc, as Documentation Agents.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Cameron Corporation

October 18, 2005	By:	Franklin Myers

Name: Franklin Myers
Title: Senior Vice President, Finance & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement among Cooper Cameron Corporation, Cooper Cameron (U.K.) Limited, Cameron GmbH, Cooper Cameron (Singapore) Pte. Ltd., Cooper Cameron Canada Corp., Cooper Cameron (Luxembourg) SARL, JPMorgan Chase Bank, N.A., as Administrative Agent and L/C Issuer, Calyon New York Branch, as Syndication Agent, the Lenders (defined in the Credit Agreement), and ABN AMRO Bank N.V., Citibank, N.A., and The Royal Bank of Scotland plc, as Documentation Agents.